Unleash Time 2seventy bio company presentation June 2023

Cautionary note regarding forward-looking statements These slides and the accompanying oral presentation may contain “forward-looking statements”. These statements include, but are not limited to: statements about our plans, strategies, timelines and expectations with respect to the development, manufacture or sale of our product candidates, including the design, initiation, enrollment and completion of pre-clinical and clinical studies; timelines for the results of ongoing and planned clinical trials for our product candidates and for ABECMA (ide-cel) in additional indications; the timing or likelihood of regulatory filings and acceptances and approvals thereof; expectations as to the market size for ABECMA and any other approved product we may successfully develop; the progress and results of our commercialization of ABECMA, including our goal of increasing manufacturing capacity and improving the manufacturing process and the number of patients that are expected to be treated with ABECMA in the commercial setting and potential late line global revenue for ABECMA; anticipated revenues resulting from sales of ABECMA; statements about the efficacy and perceived therapeutic benefits of our product candidates and the potential indications and market opportunities therefor; statements about the strategic plans for 2seventy bio and potential corporate development opportunities, including manufacturing expectations and benefits received from collaborations; statements about our ability to operate as a stand- alone company and execute our strategic priorities; and expectations regarding our use of capital, expenses and other future financial results, including our net cash spend, cash runway and U.S. net revenue for ABECMA in 2023. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, the risk that the market opportunities for our approved product or any future approved product are smaller than we believe they are; the risk that BMS, upon whom we rely for the successful development and commercialization of ABECMA does not devote sufficient resources thereto, is unsuccessful in its efforts, or chooses to terminate its agreements with us; the risk that we and/or BMS or our third party vendors will be unable to increase manufacturing and supply capacity for ABECMA; the risk that our BLAs, sBLAs and INDs will not be accepted for filing by the FDA on the timeline that we expect, or at all; the risk that our plans with respect to the preclinical and clinical development and regulatory approval of our product candidates may not be successfully achieved on the planned timeline, or at all; the risk that ABECMA will not be as commercially successful as we may anticipate; and the risk that we are unable to manage our operating expenses or cash use for operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the information statement contained in our most recent Form 10-K and most recent quarterly reports any other filings that we have made or will make with the Securities and Exchange Commission in the future. All information in this presentation is as of the date of the release, and 2seventy bio undertakes no duty to update this information unless required by law. This presentation has been prepared by 2seventy bio for the exclusive use of the party to whom the Company delivers this presentation. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. The information contained herein is for informational purpose, and may not be relied upon in connection with the purchase or sale of any security. Neither the Company nor any of its affiliates or representatives makes any representation or warranty, expressed or implied, as to the accuracy or completeness of this presentation or any of the information contained herein, or any other written or oral communication transmitted or made available to the you or your affiliates or representatives. The Company and its affiliates and representatives expressly disclaim to the fullest extent permitted by law any and all liability based, in whole or in part, on the presentation or any information contained herein or any other written or oral communication transmitted or made available to you or your affiliates or representatives, including, without limitation, with respect to errors therein or omissions therefrom. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 2

The sole mission of 2seventy is to “unleash the curative potential of the T cell” Our experience in drug development and deep execution capabilities in cell therapy allow us to design & deliver multi-layered, multi-modality T cell-based solutions that have the potential to address and overcome the immunologically evasive and suppressive properties of tumors. TIME GEEKS 3

Purpose-built strategy to unleash the curative potential of the T cell

STRATEGIC PRINCIPLES

- **Unleash the T cell.** We focus on autologous T cell therapies: proven modality with curative potential
- **Advanced engineering, broad scope.** We apply cell engineering across both heme and solid tumors – bespoke therapies to optimize performance against biological challenges
- **Ask and Answer.** We can rapidly design, manufacture, and study cell therapies – then iterate as we seek to build best-in-class treatments

COMMERCIAL PRODUCT & ROBUST PIPELINE

- **ABECMA,** the first approved CAR T therapy for multiple myeloma; own 50/50 US rights in partnership with BMS; $297M 2022 topline & growing to $470-570M anticipated revenue in 2023
- **Next Gen clinical programs:** bbT369 (B-NHL) and SC-DARIC33 (AML)
- **Strong early pipeline** targeting heme and solid tumors (MUC and more with REGN)

CLASS-LEADING CAPABILITIES

- **Multiple T cell engineering technologies** power research engine to design differentiated products – with meaningful clinical validation emerging
- **In-house clinical drug product manufacturing facility** will enable continuous innovation, & facile delivery
- **Vector suspension product** to enable product engine

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2seventybio

2seventy – At a Glance

BMS 50/50 US
$297M 2022 / $470-570M 2023*
Potential $2-3B US Peak

3rd Line K3 & FDA Submission
Initiation of Front Line K9

ABECMA
Capacity Expansion
Predictable Delivery

ABECMA
Commercial

ABECMA
Development

Unleash Curative Potential of T cells

TIME



GEEKS

People & Culture & Experience

Clinical Heme
B-NHL & AML

Clinical Solid
MUC & More (REGN)

Horizon Dev
In-Vivo Editing (Novo)
In-Vivo CARs

Next Gen T cell Engineering Toolkit &
Clinical POC Insight Engine

Suspension LVV Mftg
In-House Clinical DP Mftg (270-MPH)
Next Gen Mftg Improvements

ABECMA profitable in 2023**

Cash runway into 2026**

410 employees

*Anticipated revenue, US topline revenue, profit and loss shared 50/50 with BMS
**Projected, based on current operating plan and anticipated revenue

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2seventybio

2022 – 2seventy's Foundational First Year

Company/Platform

Reset & rebalanced company size, shape & burn

Launched **"Unleash T cell"** vision, culture & core values

Built in-house DP capability to support product engine

End of year runway into 2025 – **now extended to 2026****

ABECMA

- $297M U.S. topline revenue*
- Increased manufacturing capacity and reduced COGS
- Positive KarMMa-3 data & announced plans for KarMMa-9 NDMM study

Pipeline

- Initiated enrollment of bbT369/B-NHL & SC-DARIC33/AML studies
- Established strategic relationship with JW Therapeutics for clinical dev of our enhanced MAGE-A4 TCR in China
- Signed expanded translational partnership with Regeneron enabling combinations of engineered T cells with mAbs/bi-specs
- Selected NG-AML candidate for pre-clinical dev based on novel RESET architecture
- Progressed F8 / Novo Nordisk megaTAL gene editing program to large animal studies

*US topline revenue, profit and loss shared 50/50 with BMS
**Projected; based on current operating plan and anticipated revenue

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2seventybio

• Total US revenue $470-570M shared with BMS** • Present and publish KarMMa-3 data • U.S. Approval in 3rd line • Initiate KarMMa-9 2023 Goals and Long-Term Drivers Longer-Term Drivers ABECMA Pipeline • Drive toward $2-3B ABECMA U.S. peak sales potential* • Path to profitability and sustainability • Enabling partnerships • Lever end-to-end cell therapy platform and capabilities • Hire and retain the best & brightest • Data update for DARIC33 Mid 2023 • Data update for bbT369 EOY 2023 • MUC16 IND EOY 2023 • MAGE-A4 IIT EOY 2023 (JW) 2023 Goals Net cash spend of $180-220M*** 7 *US topline revenue, profit and loss shared 50/50 with BMS **Projected, based on current operating plan and anticipated revenue ***Net cash spend is the change in cash between the beginning of the year and the end of the year, excluding any financing proceeds

ABECMA® potential to be $2-3B* market opportunity in US driven by label expansion, increased capacity and double-digit market growth

2022

Launch and Lead

- Ongoing significant demand
- Increased capacity across supply chain
- RWE validates efficacy & safety even in difficult-to-treat populations
- KarMMa-3 primary endpoint met in 3L+ MM
- $297M topline US revenue*

2023

Scale and Invest

- Further scale drug product mftg capacity
- Sustain high quality patient and provider commercial delivery
- Potential US approval in 3rd line+ MM; planning for initiation of NDMM KarMMa-9 study
- ABECMA sustainably profitable**
- $470-570M anticipated topline US revenue**

2024-2030+

Potential and Proof

- Expand supply chain to meet expanding patient potential
- Improve profit margins
- Gain approval in NDMM
- Drive towards $2-3B* potential US peak sales

*US ABECMA profit and loss shared 50/50 between 2seventy and BMS as part of the collaboration agreement; unaudited, based on information currently available and subject to change; **Based on current operating plan and anticipated revenue

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2seventybio

Strong start to 2023 for ABECMA May 2023 update • Cash flow positive in 1Q23 • On track to achieve upper end of $470-570M* revenue guidance • Second aLVV suite approved; on track for sLVV approval in 1H24 • Successful DP step-up complete; additional step- ups on track for 2023 • $200-300M of operating income expected for the 2024-25 timeframe** 9 2

$0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 $300 $325 $350 $375 $400 W W S al es (i n m illi on s) Quarter(s) Following Approval WW Sales of CAR T Therapies, by Quarter of Launch Kymriah (Novartis) Yescarta (Gilead) Tecartus (Gilead) Breyanzi (BMS) ABECMA (BMS/2seventy) Carvykti (J&J/Legend) ABECMA launch growth trajectory driven by efficacy profile, strong patient demand, and manufacturing step-ups Average Annual Growth Rate Year 4 29% Year 3 49% Year 2 94% Year 5 33% Class CAGR for years 3-5: 37% 1 Source: Company filings 10 ABECMA

Assuming capacity growth in-line with CD-19 experience, more than half of eligible patients will not have access to a CAR T in 2025

Illustrative US Multiple Myeloma CAR T Capacity Growth Scenario


*
37% CAR T capacity growth
37% CAR T capacity growth

2023 (5L+) | 2024 (3L+) | 2025 (3L+) | 2026-30 (label expansion)

Assumptions and Methodology

- 30,000 US MM patients
- 2023 patients treated based on analyst estimates for commercially approved BCMA CAR Ts
- 2024 & 2025 patients treated based on 37% annual growth from 2023 levels
- Assumes commercially approved BCMA CAR Ts achieve 3L+ label by end of 2023

*Each figure = ~1,000 patients

= RRMM patients treated with CAR T

= RRMM patients eligible for CAR T but cannot be served due to capacity constraint

= not eligible for CAR T

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2seventybio

Even with 100% annual growth in commercial capacity, 50% of eligible patients will not be able to receive a CAR T in 2025

Illustrative US Multiple Myeloma CAR T Capacity Growth Scenario


*
100% CAR T capacity growth
100% CAR T capacity growth

2023 (5L+) | 2024 (3L+) | 2025 (3L+) | 2026-30 (label expansion)

Assumptions and Methodology

- 30,000 US MM patients
- 2023 patients treated based on analyst estimates for commercially approved BCMA CAR Ts
- 2024 & 2025 patients treated based on 100% annual growth from 2023 levels
- Assumes commercially approved BCMA CAR Ts achieve 3L+ label by end of 2023

*Each figure = ~1,000 patients

= RRMM patients treated with CAR T

= RRMM patients eligible for CAR T but cannot be served due to capacity constraint

= not eligible for CAR T

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2seventybio

Real-world MM treatment decisions are practical and patient-driven 13 Efficacy Potential for deep and durable response Safety Predictable and manageable side-effect profile Real World Experience Physician real-world experience with the product Availability Slot availability in the relevant time frame Turn-around time Speed to manufacturing and deliver patient cells Out of Spec Risk Percentage of time cells are out of spec Select ABECMA Launch Metrics Through Dec 2022 • Over 1,100 US commercial patients treated since launch • ~70 treatment centers online in the U.S. • 85-90% average in-spec manufacturing success since launch • ~30-day average turn-around-time End-to-End Patient and Provider Experience

ABECMA real world experience reinforces paradigm-changing efficacy 14 • ASCO 2022 physician poster on real world experience at 11 sites: safety and efficacy in the real world is consistent with KarMMa study • 77% of patients in real world study would not have met the eligibility criteria for KarMMa • Very low rate of manufacturing failure (2.5%) in the real world Hansen et al, Abstract 8042 ASCO 2022 *7 treated patients had manufacturing failures on first attempt, but a 2nd attempt was successful. Day 30, 90 and Best Overall Tumor Responses

KarMMa-3 Summary 15 These results support the use of ide-cel in patients with earlier-line relapse and triple-class–exposed RRMM, a patient population with poor survival outcomes 1. Munshi NC, et al. N Engl J Med 2021;384:705–716; 2. Raje N, et al. N Engl J Med 2019;380:1726–1737. KarMMa-3 is the first randomized phase 3 clinical study to directly compare a CAR T cell therapy with standard regimens in triple- class–exposed RRMM In this high-risk triple-class–exposed and highly refractory population, a single infusion of ide-cel treatment demonstrated significant and clinically meaningful improvement in PFS and ORR versus standard regimens • Risk of disease progression or death with ide-cel was 51% lower than with standard regimens (P < 0.0001) • Ide-cel significantly increased the ORR versus standard regimens (odds ratio, 3.47; P < 0.0001) － A higher proportion of patients achieved CR and MRD-negative status than with standard regimens • Ide-cel treatment benefit was consistent across highly refractory and difficult-to-treat populations • OS data were immature at the time of analysis and remain blinded The toxicity profile of ide-cel was manageable and consistent with previous studies,1,2 and no Parkinsonism was reported • Data supports sBLA filing accepted in 1Q 2023

Addressable U.S. Patients on ABECMA label over time Mu lti pl e M ye lo m a KarMMa-3 results and planned KarMMa-9 front-line study have the potential to drive label expansion into broad U.S. market opportunity Total Addressable U.S. Patient Population: ~21,000 0 5,000 10,000 15,000 20,000 25,000 2021 2023 2028+ ~4,000 ~12,000 ~5,000 KarMMa: initial approval in 2021 based off study in late-line patients KarMMa-9: front line setting phase 3 study starting 2023 KarMMa-3: 3L+ phase 3 study met primary endpoint KarMMa-2: 2L phase 2 study published 2H 2022 16

• RRMM after 2-4 prior lines of therapy and refractory to the last regimens); clinically meaningful and statistically significant improvement in PFS compared with standard regimens • Median PFS of 13.3 months vs. 4.4 months (HR:0.49) • FDA accepted sBLA submission; PDUFA date of December 16, 2023 KarMMa-2 and KarMMa-3 data support conviction in transformative potential of ABECMA in front-line setting KarMMa-2: encouraging data in suboptimal ASCT responders support KarMMa-9 design • Cohort 2c in suboptimal responders (<VGPR) post transplant shows promising ORR of 87% and CRR of 74% • PFS at 12m = 90.1%; 24m = 83.1% • No progressive disease (PD) events occurred in patients who received maintenance • Toxicities are consistent with established and favorable ide-cel safety profile KarMMa-9: seeks to improve upon the SoC in transplant eligible NDMM with high POS • ASCT is SoC in NDMM transplant eligible patients, however high unmet need of up to 50- 60% patients <CR after transplant • KarMMa-9 will address a unique NDMM segment by adding on to transplant • Planned study start in 2023 KarMMa-3: significant improvement in PFS in 3rd line 17

Treatment with ide-cel resulted in a significantly longer PFS than standard regimens, with a 51% lower risk of disease progression or death (Hazard Ratio: 0.49) Standard regimens 100 80 60 40 20 0 0 Pr og re ss io n- fre e s ur viv al, % Months since randomization 254 132 3 6 9 12 15 18 21 24 27 30 33 Ide-cel Standard regimens73% 55% 30%40% 206 178 149 110 62 40 22 14 4 2 0 75 42 32 25 13 10 7 6 2 1 0 Ide-cel Patients at risk 4.4 months 13.3 months KarMMa-3 Progression-free survival (ITT population) 18 Ide-cel Standard Median PFS 13.3 months (11.8-16.1) 4.4 months (3.4-5.9) ORR 71% 42% CR 39% 5% PFS based on IMWG criteria per IRC. aBased on stratified log-rank test. IMWG, International Myeloma Working Group.

Expanding ABECMA manufacturing footprint Thermo Fisher Current commercial adherent LVV capacity Approximately 70 treatment centers in the U.S. as of 2022 Summit, NJ Drug product facility supporting global commercial launch. Successfully increasing monthly capacity. Resilience sLVV, significant increase in capacity Commercial introduction in 2024 19 Libertyville, IL Manufacturing facility to produce viral vectors; expect to be contributing by 2025

Innovative cell therapy candidates targeting broad potential indications

INDICATION [DRUG]	TARGET	TECHNOLOGY	DISCOVERY STAGE R&D	IND-ENABLING PRECLINICAL STUDIES	CLINICAL STUDIES	APPROVED PRODUCTS
Multiple Myeloma [ABECMA]	BCMA	CAR T cell	BMS Partnership; Approved in 5L+			Abecma
Multiple Myeloma [ABECMA]	BCMA	CAR T cell	BMS Partnership; Earlier Line Studies			3L+ potential approval 2023 NDMM study initiation 2023
AML-Pediatric [SC-DARIC33]	CD33	Drug-Regulated; CAR T cell (DARIC)	TSVT Owned; SCRI Collaboration		Paused as of June 2023	
B-NHL [bbT369]	Dual B cell targets	Dual-Targeted CAR T cell Signal Enhanced Gene Edited	TSVT Owned		Patients Enrolling; Update in 2023	
Ovarian Cancer	MUC16	CAR T cell Pharmacologic Enhancements	REGN Collaboration		IND EOY 2023	
Solid Tumors	MAGE-A4	TCR T cell Potency Enhanced	REGN/JW Collaboration		IIT EOY 2023 (JW / China)	
AML-Adult [RESET Next-Gen]	CD33 + CLL-1	Drug-Regulated CAR T cell Dual-Targeted Potency Enhanced	TSVT Owned			
Solid Tumors	Multiple	CAR / TCR T cell Potency Enhanced	Multiple TSVT Owned; Plus Regeneron Collab.		Product engine generating ~1+ INDs per year	
Multiple Myeloma	Multiple	Multi-Targeted CAR T cell Potency Enhanced	TSVT Owned			
Additional Indications	Undisclosed	Multiple	Multiple TSVT Owned; Plus Novo Nordisk Collab.			

*Investigational New Drug application – IND;
Investigator Initiated Trial – IIT; Newly Diagnosed Multiple Myeloma – NDMM

Collaboration program
TSVT-owned program

20

Long-term partnership track record

New collaborations are a key focus over next three years

Bristol Myers Squibb

Year	Milestone
2013	Initial collaboration with Celgene (BMS) to advance gene therapies in oncology; $75M upfront – *1Q 2013*
2014	
2015	Updated / narrowed focus on anti-BCMA; $25M – *2Q 2015*
2016	Optioned bb2121, first patient treated; $10M – *1Q 2016*
2017	Optioned bb21217, $15M– *3Q 2017*
2018	Updated collaboration for co-develop/co-promote of bb2121 – *1Q 2018*
2018	REGENERON: Initial collaboration to discover, develop and commercialize new cell therapies for cancer; $100M investment– *3Q 2018*
2019	Seattle Children's: Research collaboration in AML – *2Q 2019*
2019	novo nordisk: Collaboration on next-gen treatments for genetic diseases, including hemophilia – *4Q 2019*
2020	Amended BCMA CAR T collaboration agreement, BMS bought out ex-U.S. milestone and royalty obligations for $200M – *2Q 2020*
2021	US approval of ABECMA – *1Q 2021*
2022	novo nordisk: Expanded agreement to continue development of *in vivo* gene editing approach $5M upfront – *1Q 2022*
2022	KarMMa-3 met its primary endpoint – 3Q 2022
2022	Seattle Children's: First patient treated in PLAT-08 study of SC-DARIC33 in AML – 3Q 2022
2023	REGENERON: Expanded collaboration *$20M – 1Q 2023*
2023	药明巨诺 JW Therapeutics: Strategic partnership; research and development of T Cell-based immunotherapies

Partner	Focus
Bristol Myers Squibb	ABECMA, the first approved CAR T therapy for multiple myeloma (50/50 U.S. rights)
REGENERON	Multiple named programs entering clinic, MUC16 and MAGE-A4; focus on solid tumors
novo nordisk	In vivo gene editing candidate for hemophilia A
Seattle Children's HOSPITAL • RESEARCH • FOUNDATION	Clinical SC-DARIC33 regulatable CAR T for AML
药明巨诺 JW Therapeutics	Translational collaboration in T Cell-based immunotherapies

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2seventybio

REGN Collaboration 2.0: The Combinatorial Potential of Engineered T cells

Leverages 2seventy's CAR/TCR Platform with Regeneron mAbs and Bi-specifics for Solid Tumors

August 6, 2018

bluebird bio and Regeneron Announce Collaboration to Discover, Develop and Commercialize New Cell Therapies for Cancer

- $100M equity investment by Regeneron
- 2seventy retains significant (50-100%) product rights
- For 50/50 collaboration products, costs shared equally
- Five-year research collaboration

January 6, 2023

2seventybio

2seventy bio Announces Expanded Translational Collaboration with Regeneron to Develop New Cell Therapy-Based Combinations for Solid Tumors

Collaboration Leverages 2seventy's Platform for T Cell Therapy Research and Development with Regeneron Antibodies and Bispecifics to Explore Multiplex Combination Approaches

Regeneron Investing $20 million in 2seventy Equity; Regeneron to Fund 100% of Clinical Development Costs for Regeneron-Based Combination Clinical Trial Arms Through Approval

- Builds on **several previously identified product candidates** advancing toward the clinic including MUC16
- Combines **engineered T cells with biologics** to attack the challenge of treating solid tumors
- **Enables multi-arm clinical studies to triple the "shots on goal"** and lessons learned in the clinic vs each CAR/TCR T cell alone
- Intended to leverage 2seventy's **newly built in-house clinical cell therapy manufacturing facility** (270-MPH)
- **Significant Funding** through Regeneron investment of $20 million in 2seventy equity at 50% premium; Regeneron paying 100% of Regeneron-based translational development costs through approval
- Original deal **product and picking rights remain unchanged**

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2seventybio

2seventy’s end-to-end capabilities designed to unleash the cure Research Platform with transformative toolkit Manufacturing Horsepower (270-MPH) to increase speed, control costs, and improve learning/iteration Translational Engine to run multiple parallel studies, integrating knowledge across all aspects of the Insight Engine Our mission is to unlock the curative potential of the T cell by developing tumor-tailored, multi-layered autologous T cell products 23

T cell research platform built to rapidly design, test, learn, & iterate


TECH INTEGRATION
PLATFORM ITERATION
1 TARGETING
Validated & novel targets, world class binders, innovative architectures
CAR TCR CCR DARIC
2 SIGNALING
Amplify, diversify, prolong, induce, and/or regulate signal transduction
ENHANCED CO-STIM REGULATED
3 ENHANCEMENT
Combat exhaustion, leverage tumor microenvironment, multimodal attacks
TME INNATE EXHAUSTION
T CELL
TUMOR CELL
1
2
3
4
5
4 VECTOROLOGY
Maximize payload, innovative design, optimize component co-expression
DESIGN LVV mRNA
5 MODALITY
Take T cells to the next level, explore *in vivo* delivery
αβ T CELLS in vivo LVV
6 MANUFACTURING
Commoditize LVV, invest in T cell process optimization, scalability, & quality
VECTOR CELL PRODUCT

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2seventybio

2seventy bio's NEW in-house manufacturing facility (270-MPH)
The heart of our translational cell therapy engine


Clin/Reg
Turbo-charge POC
Research
apply + innovate
270-
MPH
CMC
fast to POC

Enable Fully Integrated Translational Cell Therapy Platform

- Enables manufacture and release of drug product for multiple Phase I clinical trials
- Co-located @ 60 Binney with research, PD and analytics
- Anticipated ~300 patients/year capacity
- Accelerates product development learnings and iteration

Enhance Clinical Study Flexibility, Speed and Efficiency

- Provides clinical slot flexibility and faster patient data turnaround/analysis
- Shortens DP turnaround time and enables efficient monitoring/trouble shooting
- Significant costs savings through Phase 1 compared to CDMO costs

Facility qualification nearing completion and we expect to be fully GMP operational by summer 2023

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2seventybio

Despite transforming the treatment paradigm of B-NHL, the majority of patients ultimately fail CAR T therapy

We identified four key challenges in current CAR T therapies

Challenges in B-NHL CAR T	
1 CD19 Loss	~30% of CD19 CAR T relapse has CD19 negative disease
2 Target-Antigen Downregulation	CD19-Low tumors have been shown to escape CAR T detection and killing
3 Loss of Tumor cell co-stimulatory ligands	CD58 loss/mutation results in loss of CAR T activity
4 Bulky and extranodal disease	Potentially more "hostile" TME and may require a greater need for "serial killing"

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2seventybio

bbT369: Novel CAR T candidate purpose-built to address needs in B-NHL

bbT369



Dual-targeting
anti CD79a
anti CD20
41BB
CD28
Optimized and Robust Co-stimulation
CBLB -/-
CBLB Gene Edit to Remove Hallmark Negative Regulator

TARGET(S)	Dual target: CD20, CD79a
TECH	• Chimeric costimulatory architecture with split 41BB and CD28 • *CBLB* gene edit for expansion, antigen sensitivity, performance
TARGET INDICATION	B-NHL
STATUS	Ph1 Trial enrolling
PARTNER	2seventy owned

- **Designed to address outstanding need in B-NHL –** we believe bbT369 has the potential to increase response rate and durability of response for a larger fraction of patients.
- **Novel combination of antigens to address antigen escape:** Targets CD79a and CD20 – B cell restricted antigens strongly co-expressed on B cell lymphomas
- **Synergistic antigen receptor signaling domains to augment T cell activation:** Dual CAR design featuring split 41BB and CD28 co-stimulation (CCR) ensures robust and more complete cell stimulation against single or dual expressing tumor cells
- **Gene edit to enhance potency and reduce T cell exhaustion** *CBLB* gene edit removes a hallmark negative regulator of T cell function to increases cell expansion, antigen sensitivity, and performance in hostile microenvironments

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2seventybio

bbT369: Complete and durable tumor control in lymphoma mouse models bbT369 -20 20 40 60 80 100 120 0 1000 2000 3000 4000 0 500 1000 1500 2000 2500 Days Tu m or V ol. (m m 3 ) Avg T Cells /µL CAR T Cell expansion Tumor -20 20 40 60 80 100 120 0 1000 2000 3000 4000 0 500 1000 1500 2000 2500 Days Tu m or V ol. (m m 3 ) Avg T Cells /µL CAR T Cell expansion Tumor CD79a/CD20 Dual CCR CAR Dual CAR-CCR & bbT369 CAR T cell comparison in Toledo mouse model 0 2,000 4,000 6,000 8,000 10,000 IL- 2 ( pg /m L) UTD CD19 Dual bbT369 bbT369 Out-Performs CD19 CAR in Daudi Tumor NSG Mouse Models -20 -10 10 20 30 40 105 106 107 108 109 1010 1011 1012 Days M ea n To tal F lux (p /s) +/ - S EM CAR T CD19 bbT369 Vs. CD19 CD20 CD79a 0 100,000 200,000 300,000 400,000 500,000 An tib od y B in din g Ca pa cit y Daudi Antigen Expression Vs. 28

CRC-403 study in B-NHL open and enrolling

CRC-403: A Phase 1/2 Study of bbT369 in Relapsed and/or Refractory B-Cell Non-Hodgkin Lymphoma (B-NHL)

Enrollment → Apheresis → Lympho-depletion (day -5 -2) → bbT369 (day 0) → DLT period (day 0-30) → Response Assessment (day 30)

bbT369 Dose Levels for CRC-403 BOIN dose escalation

50×10^6 → 150×10^6 → 450×10^6 → 800×10^6

STUDY STATUS

- **First cohort of dose escalation (50×10^6) complete; no DLTs to date**
- **High manufacturing success rate, TAT in-line with auto CAR T**
- Target enrollment: n=50; 4 study sites
- RR B-NHL after autologous SCT or ≥ 2 prior lines of therapy
- Prior CD19 CAR T therapy is permitted

Key Questions / Features

QUESTIONS

- Is the safety and tolerability of bbT369 in line with prior CAR Ts?
- Does bbT369 show anti-B cell activity in R/R B-NHL patients?
- Does bbT369 treatment result in deep and durable responses?
- Does the dual-targeting CAR architecture limit antigen escape?
- Do *CBLB* edited T cells expand and persist?

FEATURES

- First in human application of three 2seventy bio innovations:
  - Dual targeted T cell
  - Split-costimulation signaling architecture
  - MegaTAL gene editing to remove *CBLB*
- All 3 are believed to have application across our research pipeline, including enhanced liquid tumor settings and solid tumors

Update from Phase I CRC-403 study anticipated by the end of 2023

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2seventybio

PLAT-08 Trial of SC-DARIC33 in AML on Pause

- As a result of a recent Grade 5 serious adverse event (SAE), the PLAT-08 study has been placed on pause by Seattle Children's, the study sponsor and 2seventy bio collaborator
- The pause was instituted as part of the clinical study protocol stopping rules in response to the SAE and was followed by the required notification to the U.S. Food & Drug Administration (FDA)
- 2seventy bio and Seattle Children's are investigating the root cause of the SAE, including any potential relationship to study drug (SC-DARIC33)
- The company will share additional information once this assessment is completed

PLAT-08 is the dose escalation Phase 1 study of SC-DARIC33 in relapsed/refractory pediatric AML, led by SCRI, and couples 2seventy bio's drug-regulated DARIC T cell platform with SCRI's expertise in oncology cell therapies.

30

2seventybio

Engineered cell therapies have the potential to overcome key challenges in AML

Challenges in AML	Description of issue
1 Aplasia Risk	AML targets are expressed on healthy myeloid lineage & progenitor cells; Aplasia related toxicities are likely to emerge if targeted robustly & constitutively
2 Disease Heterogeneity	AML originates from myeloid progenitors that have intrinsic genetic diversity and developmental plasticity
3 T cell Persistence	AML cell therapies have shown low response durability without consolidation with SCT
4 Achieving Robust Efficacy	Preliminary cell therapy efficacy data in AML has been underwhelming relative to other heme malignancies
5 Rapid Progression	mOS <6 months for R/R AML patients, challenging for products requiring lengthy manufacturing time

AML = worst survival rates of any blood cancer … ~80% of patients relapse

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2seventybio

SC-DARIC33: CD33 targeted CAR T cell with drug-regulated ON/OFF states


Anti-CD33 VHH
OFF
ON
Drug-regulated dimerization
With FDA approved small
molecule, favorable PK

TARGET	CD33-C2
TECH	VHH binder Drug regulated DARIC architecture
TARGET INDICATION	R/R AML pediatrics / young adults
STATUS	Ph1 active and enrolling
PARTNER (TSVT Owned)	Seattle Children's

➢ ***DARIC: a switchable CAR architecture that potentially addresses fundamental AML challenges…***

- Architecture enables T cell activity to be turned ON and OFF
- ON state occurs at *non-immunosuppressive* rapamycin dose levels
- OFF state allows for hematopoietic recovery
- OFF state prevents T cell exhaustion and promotes T cell memory formation
- Switchable T cells can be reactivated upon relapse or intermittently to drive persistence

➢ ***CD33: a clinically validated AML target***

- Uniform, high expression on most/all AML blasts (>95%)
- Normal expression restricted to myeloid lineage; absent from early HSCs
- Targeting C2-domain, present on all CD33 isoforms independent of genotype

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2seventybio

SC-DARIC33 in AML: Sensitive, drug-regulated tumor control achieved in preclinical studies

SC-DARIC33

DARIC = Dimerizing Agent Regulated Immunoreceptor Complex



OFF
ON
Drug-regulated dimerization
With FDA approved small
molecule, favorable PK

TARGET(S)	CD33-C2
TECH	VHH binder Drug-regulated DARIC architecture
TARGET INDICATION	R/R AML pediatrics / young adults
STATUS	Ph1 Trial Enrolling
PARTNER	2seventybio / Seattle Children's



1,200
1,000
800
600
400
200
0
IL-2 (pg/mL)
UTD
DARIC33
EC50 ≈ 100 pM
0
1
4
16
63
250
1000
4000
Rapamycin (pM)



UTD control
DARIC33 (NO RAPA)
DARIC33 + RAPA
10^10
10^9
10^8
10^7
10^6
10^5
Total Flux (p/s)
0
5
10
15
20
25
30
Days Post Tumor

- Aggressively targeting AML requires pharmacologically-controlled CAR architecture that works under clinically feasible drug dosing
- Next generation AML asset leverages clinical experience & includes layered technologies that enhance potency and address potential mechanisms of resistance

33
2seventybio

27T32 27T32 Our Next-Gen CAR T for AML: Bold and packed with innovations Solving reduced antigen expression Novel architecture enhances sensitivity to low target density Regulatable system reduces T cell exhaustion and promotes memory Solving T cell exhaustion Regulatable system reduces risks from long term myelodysplasia Solving aplasia risk Inducible IL-15 Increases activation-dependent expansion & function Solving T cell persistence Solving disease heterogeneity Dual-targeting limits potential antigen escape 34

2seventy's differentiated toolbox aims to attack solid tumors by addressing key barriers to success

Tumor/Target Heterogeneity


CAR T
CAR-targeted antigen
Antigen escape
Tumor progression

We seek to achieve sensitive & multiplex targeting across the full range of target classes

CAR TECH

TCR TECH

NEXT GEN



ATOMIC

RESET

Immunosuppressive TME


Inhibited immune cells
IL-10
TGFβ
Exhausted CAR T
PD1

We seek to convert suppressive signals to supportive ones, and re-engage innate immunity

FLIP RECEPTORS



GENE EDITING



SIGNAL 3 DRIVERS


CCR
inducible

ENGAGERS



Tumor Infiltration Barriers


chemotaxis
haptotaxis

We seek to disrupt the biological barriers to T cell infiltration and inflammation

ORTHOGONAL MOAs



COMBINATION STRATEGIES



35

Created with BioRender.com

MUC16 CAR T displays robust activity in tumor rechallenge mouse model MUC16 / Ovarian cancer program: designed to exploit the power of CAR T + pharmaceutical combination strategies to unlock deep responses Ovarian Cancer MUC16 CAR T Combo TARGET(S) MUC16 TECH CAR targeting prevalent MUC16 membrane-retained fragment TARGET INDICATION Solid Tumor (Ovarian) STATUS 2023 IND Submission PARTNER COMBINATION STRATEGIES MUC16 CAR T traffics to and expands at the tumor site UTD MUC16 CAR T Peritoneal lavage samples 36

Exploring the potential of combinations to unlock solid tumors

Deepened Regeneron collaboration enables potential for clinical testing of MUC16 CAR T + mAbs and/or bi-specifics

MUC16 Know-how

Mouse models, huAbs & pre-clinical data

VELOCIMOUSE® — Humanized mouse models

VELOCIMMUNE® — Fully human antibodies

SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

CANCER

A Mucin 16 bispecific T cell–engaging antibody for the treatment of ovarian cancer

Alison Crawford*, Lauric Haber, Marcus P. Kelly, Kristin Vazzana, Lauren Canova, Priyanka Ram, Arpita Pawashe, Jennifer Finney, Sumreen Jalal, Danica Chiu, Curtis A. Colleton, Elena Garnova, Sosina Makonnen, Carlos Hickey, Pamela Krueger, Frank DelFino, Terra Potocky, Jessica Kuhnert, Stephen Godin, Marc W. Retter, Paurene Duramad, Douglas MacDonald, William C. Olson, Jeanette Fairhurst, Tammy Huang, Joel Martin, John C. Lin, Eric Smith, Gavin Thurston, Jessica R. Kirshner

SCIENCE TRANSLATIONAL MEDICINE Jun 2019

Novel Co-stimulatory Bi-specific Combinations

Tumor targeted co-stimulation

Multiple CD28 bi-specifics in pre-clinical and clinical development anti-
MUC16
+

Drive a more potent CAR T cell response through signal 2 activation

Checkpoint Inhibitor Combinations

PD-1 inhibitor demonstrating encouraging results in solid tumors

Cemiplimab (anti-PD-1 antibody) plus novel CPIs in development anti-
MUC16
+

Unleash the full power of CAR T cells by blocking the immunosuppressive PD-1 signaling axis

Robust toolbox with the potential to unlock deep responses in Ovarian Cancer

37

REGENERON

2seventybio

MAGE-A4 Expressing Solid Tumor Program: A powerful MAGE-A4 TCR potency enhanced with a “flip” receptor to neutralize TGFβ Solid Tumor MAGE-A4 TCR-T Cell Therapy TARGET(S) MAGE-A4 (HLA-A*02) TECH • MAGE-A4 directed TCR • CTBR12 TGFβ flip receptor TARGET INDICATION Solid tumors STATUS Preclinical PARTNERS + Enhanced Potency TCR + CTBR12 • Lead candidate demonstrates TGFβ signal conversion and potent tumor control in a lung xenograft mouse model • Potential IIT in China (JW Therapeutics) by end of 2023 Vehicle UTD control TCR Alone 0 10 20 30 0 200 400 600 800 Days post TCR Tu m or V ol um e (m m 3 ) 1 x 106 T cells UTDD b 6 ) ) 0 500,000 1,000,000 1,500,000 2,000,000 IF N γ [p g/ m L] TCR TCR + CTBR12 +TGFβ +TGFβ CTBR12 converts TGFβ into an activation signal CTBR12 enhances MAGEA4 TCR anti-tumor activity 38 Journal for ImmunoTherapy of Cancer 2021;9:e002035 (25 March 2021)

MegaTAL Gene Editing for Hemophilia A / FVIII TARGET(S) Endogenous gene promoter trap knock-in of F8 transgene TECH • TSVT megaTAL gene edit • TSVT in vivo grade mRNA production / purification platform • AAV for transgene delivery • Genevant LNPs for hepatocyte delivery TARGET INDICATION Hemophilia A STATUS Pre-clinical PARTNERS F8-GE: Novo Nordisk Partnered Program to Leverage Gene Editing Capabilities Directly in vivo for Potentially Durable Hemophilia A Gene Therapy • Direct in vivo application of megaTAL technology using TSVT developed clinical grade mRNA production/purification process • Novo Nordisk partnership ongoing • Enables expansion of the megaTAL technology into additional ex vivo and in vivo applications 39

2seventy team

Leadership



Susan Abu-Absi, Ph.D.
Chief Technology & Manufacturing Officer



Chip Baird
Chief Financial Officer



Steve Bernstein, M.D.
Chief Medical Officer



Teresa Jurgensen, J.D.
General Counsel



Nick Leschly
Chief Kairos Officer*



Melissa Price
SVP, Development Operations & Portfolio Strategy



Philip Gregory, D. Phil.
Chief Scientific Officer



Jenn Snyder
SVP, Corporate Communications

Kathy Wilkinson
Chief People Officer

Board of Directors



Sarah Glickman
Criteo



Dan Lynch
Board Chair



Michael Jensen, M.D.**
Seattle Children's



Nick Leschly
Chief Kairos Officer



Wei Lin, M.D.
Erasca



Marcela Maus, M.D., Ph.D.
Massachusetts General Hospital (MGH) Cancer Center



Denice Torres, J.D.
From Johnson & Johnson

+ ~410 awesome timekeepers

*Kairos: is an Ancient Greek word meaning the right, critical, or opportune moment; **Board Observer

40

2seventybio

thank you